Financial income (expense), net	12 Months Ended
Dec. 31, 2021
Financial income (expense), net
Financial income (expense), net

5.   Financial income (expense), net

The components of financial income (expense), net are as follows:

	Year ended
	December 31,
(in thousands of U.S. dollars)	2021	2020	2019
Interest income	$553	605	$947
Interest expense:
Interest expense	(19,901)	(21,830)	(24,929)
Amortization and gain (loss) on cash flow hedge	(274)	(173)	(21)
Commitment fees	(977)	(138)	(381)
Amortization of debt issuance cost	(5,677)	(2,289)	(2,361)
Total interest expense	(26,829)	(24,430)	(27,692)
Gain (loss) on debt extinguishment	—	—	1,030
Other items, net:
Foreign exchange gain (loss)	22	444	(396)
Bank charges, fees and other	(560)	(276)	(297)
Withholding tax on interest expense and other	(2,324)	(2,400)	(2,882)
Total other items, net	(2,862)	(2,232)	(3,575)
Total financial income (expense), net	$(29,138)	(26,057)	$(29,290)

Interest income related to cash balances and interest accrued on the advances to the joint ventures for each of the years ended December 31, 2021, 2020 and 2019. Refer to note 16 for additional information on the types of gains and losses on derivatives included in interest expense for the years ended December 31, 2021 and 2020. Interest expense also includes interest related to the $85 million revolving credit facility from Höegh LNG, the $385 million facility, the Lampung facility and the prior facility secured by the Höegh Grace and Höegh Gallant (the “Prior Gallant/Grace facility”) until January 31, 2019. The gain on debt extinguishment relates to the refinancing of the Prior Gallant/Grace facility until January 31, 2019. When the entities owning the Höegh Gallant and the Höegh Grace were acquired, a premium on the debt under the Gallant facility and the Grace facility was recognized. The unamortized balance was recorded as a gain when the debt was extinguished on January 31, 2019. Refer to notes 12, 14 and 15.